Treasury Stock	12 Months Ended
Dec. 31, 2013
Treasury Stock
NOTE 19	Treasury Stock

The following table summarizes shares held as treasury stock and their related carrying value at December 31 :

(in thousands)	Number of Treasury Shares	Treasury Shares Cost
2013	15,073	$326,996
2012	15,440	287,301
2011	12,829	225,034

Stock Repurchase Plan

On April 20, 2010, TSYS announced a stock repurchase plan to purchase up to 10 million shares of TSYS stock. The shares may be purchased from time to time over the next two years at prices considered attractive to the Company. On May 3, 2011, TSYS announced that its Board had approved an increase in the number of shares that may be repurchased under its current share repurchase plan from up to 10 million shares to up to 15 million shares of TSYS stock. On July 24, 2012, TSYS announced that its Board had approved an increase in the number of shares that may be repurchased under its current share repurchase plan from up to 15 million shares to up to 20 million shares of TSYS stock. The expiration date of the plan was also extended to April 30, 2014. During 2013, the Company purchased 3.1 million shares for approximately $97.6 million, at an average price of $31.48. During 2012, the Company purchased 3.2 million shares for approximately $74.6 million, at an average price of $23.31. During 2011, the Company purchased 6.6 million shares for approximately $120.6 million, at an average price of $18.28. In January 2014, the TSYS Board approved an increase in the number of shares that may be repurchased under its current share repurchase plan from up to 20 million shares to up to 28 million shares of TSYS stock. With the increase, TSYS has 12.0 million shares available to be repurchased. In addition, the expiration date of the plan was extended to April 30, 2015.

The following table sets forth information regarding the Company’s purchases of its common stock on a monthly basis during the three months ended December 31, 2013:

(in thousands, except per share data)	Total Number of Shares Purchased	Average Price Paid per Share	Total Number of Cumulative shares Purchased as Part of Publicly announced Plans or Programs	Maximum Number of Shares That May Yet Be Purchased Under the Plans or Programs
October 2013	—	$—	12,893	7,107
November 2013	—	—	12,893	7,107
December 2013	3,100	31.48	15,993	4,007

Total	3,100	$31.48

Treasury Shares

In 2008, the Compensation Committee approved “share withholding for taxes” for all employee nonvested awards, and also for employee stock options under specified circumstances. The dollar amount of the income tax liability from each exercise is converted into TSYS shares and withheld at the statutory minimum. The shares are added to the treasury account and TSYS remits funds to the Internal Revenue Service to settle the tax liability. During 2013 and 2012, the Company acquired 264,383 shares for approximately $6.3 million and 31,000 shares for approximately $671,000, respectively, as a result of share withholding for taxes.